                                                                   EXHIBIT 10.25


                       [LETTERHEAD OF WACHOVIA BANK, N.A.]





April 17, 2002


Mr. Robert W. Lackey, Sr., Group A Manager
Mr. Neall W. Humphrey, Group B Manager
Prime/Home Impressions, LLC
420 Third Ave. NW
Hickory, NC 28601

Gentlemen:

Wachovia Bank, N.A. (the "Bank") is pleased to extend to Prime/Home Impressions, LLC (the "Borrower") a revolving line of credit of up to Three Million and 00/100 Dollars ($3,000,000.00) (the "Commitment").

PURPOSE:                   To finance short-term working capital

REPAYMENT TERMS:           Interest shall be paid monthly in arrears. All
                           principal and interest outstanding shall become due and payable in full on the expiration date.

EXPIRATION:                The Commitment shall expire on April 16, 2003

INTEREST RATE:             The Note shall bear interest at a rate per annum
                           equal to the "Monthly LIBOR Index" for the applicable
                           Interest Period plus Two Percent (2.00%).

                           As used herein, the "Monthly LIBOR Index" for an applicable Interest Period shall mean a rate per annum equal to the quotient obtained by dividing the applicable "LIBOR" for such Interest Period by 1.00 minus the "Eurodollar Reserve Percentage".

                           As used herein, the "LIBOR" shall mean for the applicable Interest Period, the rate per annum at which deposits of United States dollars with maturities comparable to the applicable Interest Period, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits), determined as of 11:00 a.m. (London time) (rounded upward to the next higher of 1/10,000 of 1%), two (2) business days prior to the commencement of the applicable Interest Period.

                           As used herein, "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of

                           "Eurocurrency liabilities" (as adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage).

                           As used herein, "Interest Period" shall mean each successive calendar month, with the first Interest Period being the period from the date of the Note until the last day-of that calendar month.

FEES/COSTS:                Borrower agrees to pay to the Bank a fee of
                           one-quarter of one percent (1/4%) of the Commitment amount upon acceptance of the Commitment.

COLLATERAL-                The aggregate amount outstanding under the Commitment
BORROWING BASE:            shall not exceed Paragraph the Margin. "Margin"
                           shall mean an amount equal to 85% of the face dollar amount of Eligible Accounts Receivable (as hereinafter defined) as of the date of determination, plus 60% of the value of Eligible Inventory (as hereinafter defined).

                           The Bank hereby agrees that in the event that the Borrower is in noncompliance with the "Margin" requirement, the Borrower shall have an opportunity to correct such non-compliance by providing the necessary funds to the Bank to satisfy the Margin requirement within seven (7) days after the sooner to occur of the following:

                           1. Receipt of notice of such non-compliance from the Bank; or

                           2. The due date of the borrowing base report in which such non-compliance is first reported.

                           This recitation of the right of the Borrower to correct the non-compliance shall not constitute an election by the Bank to waive its right to demand payment at any time under any event as the Bank in its sole discretion may deem appropriate.

                           "Eligible" accounts receivable are defined as the accounts receivable of the Borrower that are less than 90 days from the due date except for.

                           (1) Inter-Company Accounts: Accounts receivable from companies that share common ownership with the Borrower, whether in whole or in part, excluding "pass-through" accounts receivable for which Home Impressions, Inc. serves as the collection agent on behalf of the Borrower.

                           (2) Tainted Accounts: Accounts receivable of which more than 50% of the amount owed is more than 90 days past due, thus making the entire account ineligible.

                           (3) Questionable Accounts: Any other account determined by the Bank to be questionable.

                           "Eligible" inventory is defined as sellable raw materials and finished goods that are in the possession of the Borrower as of the date of determination.

GUARANTORS:                As selected and offered by the Borrower, the Loan
                           shall be unconditionally guaranteed, on the Bank's form, evidencing the joint and several liability of the following companies:

                           Home Impressions, Inc.
                           Trade Source International, Inc.
                           Craftmade International, Inc.

REQUIRED REPORTS:          Annual Compiled Financial Statements: The Borrower
(Borrower):                shall provide to the Bank compiled financial
                           statements for each fiscal year ending June 30. The compilations shall be certified by an officer of the company, and shall be delivered to the Bank no later than 90 days from the end of the accounting period.

                           Quarterly Financial Statements: The Borrower shall provide to the Bank a quarterly balance sheet and income statement prepared internally and certified by an officer of the company. These reports shall be delivered to the Bank no later than-45 days from the end of the accounting period.

                           Monthly Receivables Report: The Borrower shall provide to the Bank a monthly aging report of accounts receivable. The report shall be delivered to the Bank no later than 15 days from the end of the accounting period.

                           Monthly Inventory Report: The Borrower shall provide to the Bank a monthly report of inventory in its possession. The report shall be delivered to the Bank no later than 15 days from the end of the accounting period.

                           Monthly Borrowing Base Report: The Borrower shall provide to the Bank a monthly borrowing base report no later than 15 days from the end of the accounting period.

REQUIRED REPORTS:          Home Impressions, Inc., identified for these purposes
(Guarantor #1):            as Guarantor #1, shall provide to the Bank a compiled
                           financial statement for each fiscal year ending May
                           31. The compilation shall be prepared internally and shall be certified by an officer of the company. The compilation shall be delivered to the Bank no later than 90 days from the end of the accounting period.

REQUIRED REPORTS:          Craftmade International, Inc., identified for these
(Guarantor #2):            purposes as Guarantor #2, shall provide to the Bank
                           an audited financial statement for each fiscal year ending June 30. The audit shall be prepared by an independent accounting firm acceptable to the Bank, and shall be delivered to the Bank no later than 90 days from the end of the accounting period.

                           Guarantor #2 shall also provide to the Bank a quarterly balance sheet and income statement prepared internally, and certified by an officer of the company. The quarterly financial report shall detail the balance sheet and income statement of the Guarantor's subsidiaries including, but not limited to, Trade Source International, Inc. The report shall be delivered to the Bank no later than 45 days from the end of the accounting period.

COVENANTS:                 Guarantor #2, as defined above, covenants and agrees
                           that from the date hereof and until payment in full of the principal and interest on the loan, unless the Bank shall otherwise consent in writing, Guarantor #2 shall:

                           1. Maintain at all times a consolidated "Total Liabilities to Tangible Net Worth" ratio of no greater than 3.00 to 1.00. "Tangible Net Worth" is defined as the sum of all shareholder equity less -all intangibles appearing on the balance sheet. This covenant shall be measured by the Bank on a quarterly basis and shall be reported to the Bank by Guarantor #2 no later than 45 days from the end of each quarterly accounting period.

                           2. Maintain at all times a consolidated "Funded Debt to EBITDA" ratio of no greater than 2.75 to 1.00. "Consolidated Funded Debt" is defined as the sum of the debt of the Company and its Subsidiaries, determined on a consolidated basis, consisting of (without duplication) the following: (i) indebtedness for borrowed money;
                                 (ii) Capital Leases, and (iii) Guarantees of debt of Persons other than the Company or any Subsidiary.

                                 "Consolidated EBITDA" is defined as the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Company and its Subsidiaries: (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Depreciation and Amortization expense, plus (iv) expenses for taxes paid or accrued during such period. This covenant shall be measured by the Bank at the end of each quarter on a rolling four-quarter basis, and shall be reported to the Bank by Guarantor #2 no later than 45 days from the end of each quarterly accounting period.

OTHER CONDITIONS:          This commitment is subject to the maintenance by the
                           Borrower and the Guarantors of a condition satisfactory to the Bank and the execution of loan documents satisfactory to the Bank. (Examples of an unsatisfactory condition include a change in management or ownership, an adverse change in financial condition, or any default on any obligation to the Bank or to a third party.)

                           In no event shall either the Borrower, the Guarantors, or the Bank be liable to the other for indirect, special, or consequential damages that may arise out of the issuance of this commitment.

                           Closing must occur by April 30, 2002

                           All information and representations are and will be at closing accurate.

                           No condition or other term of this commitment may be waived or modified except by a writing signed by the Borrower, the Guarantors, and the Bank.


To acknowledge your acceptance, please sign below and return this document to the Bank. Thank you for this opportunity to serve your fine company.

Very truly yours,

/s/ Philip E. Moore

Philip E. Moore
Senior Vice President

Accepted this 18th day of April, 2002.


BORROWER

Prime/Home Impressions, LLC - A Manager Managed Limited Liability Company

By: /s/ Robert W. Lackey                            By:  /s/ Neall W. Humphrey
    ---------------------------------------             ---------------------------------------------
    Robert W. Lackey, Sr., Group Manager                 Neall W. Humphrey, Group B. Manager

MEMBERS

Home Impressions, Inc. Group A Member                Trade Source International, Inc., Group B Member


By:  /s/ Robert W. Lackey                            By:  /s/James R. Ridings
     ---------------------------------------             --------------------------------------------
       Robert W. Lackey, Sr., Vice President              James R. Ridings, President

GUARANTORS

Home Impressions, Inc.


By:  /s/Robert W. Lackey
     --------------------------------------
     Robert W. Lackey, Sr., Vice-President


Trade Source International, Inc.


By:  /s/James R. Ridings
     --------------------------------------
     James R. Ridings, President


Craftmade International Inc.


By:  /s/James R. Ridings
     --------------------------------------
     James R. Ridings, President

 This Note and Security is a renewal of an existing Note and Security Agreement between Borrower and Lender

NOTE AND SECURITY AGREEMENT

Hickory, North Carolina

Date:  April 17, 2002                                             $3,000,000.00

FOR VALUE RECEIVED, Prime/Home Impressions, LLC, limited liability company organized and existing under the laws of the State of North Carolina and whose chief executive office is located at 420 3rd Avenue NW, Hickory, North Carolina 28601 (hereinafter the "Borrower"), hereby promises to pay to the order of Wachovia Bank, NA. (hereinafter the "Lender") at its office where borrowed, or at such other place as Lender hereafter may direct from time to time in writing, in immediately available funds of lawful money of the United States, the sum of Three Million and 00/100 Dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

REPAYMENT:

[ ]  One payment in full of principal and unpaid interest due _________________

[ ]  On demand __________________________

[ ]  ________ payments of $_________ beginning ____________________________ and thereafter __________________________ until ____________________________.

     When the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.

[X] On demand the principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. The Borrower may borrow, repay and reborrow sums up to the principal amount set forth above. This Note shall be used to evidence the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this. Note upon telephonic or written communication of a borrowing request from any Person representing himself or herself to be the Borrower or, in the event the Borrower is an organization, a duly authorized officer or representative of Borrower.

INTEREST:

Payable: [X] in arrears; [ ]  in advance
         [X] in addition to the payments described above;
         [ ] included in the payments described above.

Payable at the rate per annum of [ ] Prime Rate plus ____%; [ ] __________% of Prime Rate; [ ] ____________% Fixed;

   [ ] Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Rime Rate changes;

  [X] The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;

  [ ] Those rates which have been offered by the Lender to the Borrower in the Loa a Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply.

In no case shall interest exceed the maximum rate permitted by applicable law.

If the interest is based upon the Prime Rate, such interest rate will be
adjusted on: [ ] The day the Prime Rate changes   [ ] Other ________

Due: [ ] On principal payment dates [X] Other MONTHLY BEGINNING MAY 1, 2002 Interest will be calculated on the basis of [X] A year of 360 days and paid for the actual number of days elapsed [ ] Other __________

After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum-equal to the greater of 150 % of the Prime Rate, or 2 % above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

To the extent not prohibited by law, a late charge of four percent (4%) or the applicable statutory maximum, whichever is greater, shall be assessed on any payment remaining past due for fifteen (15) days or more unless interest on this
Note is payable in advance, in which case such period shall instead be thirty
(30) days or more; provided, however, that if any applicable statute allows, a shorter minimum time period for the imposition of a late charge, such shorter time period shall prevail.

As used herein, "Prime Rate" refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied, in accordance with the then current billing statement applicable to this Note, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a default hereunder, payments shall be applied as determined by Lender in its sole discretion.

[ ] The terms and conditions in a Loan Agreement dated ___________ between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.

[X] The terms and conditions in a Commitment Letter dated APRIL 17, 2002 from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

In addition to any other collateral specified herein and in other agreements, to secure the indebtedness evidenced by this Note, together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred or arising, including, , without limitation, ail sums arising under any ISDA Master Agreement now or hereafter executed between Borrower and Lender and any related schedules and confirmations thereto (hereinafter sometimes referred to as the "Obligations"), except for other indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in Federal Reserve Board Regulation Z and either subject to the disclosure requirements of Federal Reserve Board Regulation Z or state consumer protection laws or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured (herein collectively referred to as "Restricted Debt"), the Borrower does hereby grant to the Lender a security interest in, and does hereby assign, pledge, transfer and convey to Leader the following described property:

Collateral more particularly described in Security Agreement-Commercial dated February 24, 1999 between Borrower and Lender whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products and/or proceeds of any of the foregoing. In no event, however, shall the Lender have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender a security interest in, and does hereby assign, pledge, transfer and convey to Lender, (i) all other property of the Borrower now or hereafter in the possession or control of the Lender (exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent), including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and (ii) any of Borrower's deposit accounts (as such term is defined in the Uniform Commercial Code of the State of North Carolina, as the same may be amended from time to time (the "Code")), whether such accounts be general or special, or individual or multiple party, held by Lender and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations (except for Restricted Debt), whether or not due. All property described in this paragraph, in which the Borrower has granted to the Lender a security interest or security title hereunder, is herein collectively referred to as the "Collateral." If, with respect to any Collateral in the form of investment securities, a stock dividend is declared or any stock split-up made or right to subscribe issued, all the certificates for the shares representing such stock dividend or spilt-up or right to subscribe will be immediately delivered, duly endorsed, to the Lender as additional Collateral. The Lender shall be deemed to have possession, control and custody of any Collateral actually in transit to it or to any of its officers or agents.

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will be satisfactory to. the Lender.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time or from time to time:( i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investment securities forming a part of the Collateral; (iv) to notify the obligors on any Obligation to make payment to the Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file one or more financing statements describing the Collateral, which financing statements may contain a generic collateral description that is broader than the Collateral and which may describe any agricultural liens or other statutory liens held by Lender; (vi) to receive or take control of any income or other proceeds of any of the Collateral; and (vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

Borrower will at Lender's request maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Lender may request; provided, however, if the Collateral described above is a vehicle(s), Borrower agrees to obtain and maintain liability insurance as required by law and collision and comprehensive insurance with a deductible not exceeding $500.00. All insurance shall be with companies with a Best Insurance Report Rating of B+ or better, and Borrower will pay all premiums for insurance when due. Unless and until requested by Lender, Borrower shall not be required to name Lender as additional insured in such policy or to provide Lender a copy of the policy for or certificate evidencing such insurance, but when and if requested by Lender, the Borrower shall immediately (but no later than five (5) calendar days) (i) cause all policies of such insurance to specify that Lender is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Borrower or the insurer without at least 30 days advance written notice to Lender and that proceeds are payable to Lender regardless of any act or omission of Borrower which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Lender. In the event any or all of such insurance is cancelled, any returned premium thereon may be collected by Lender and applied by Lender to any part of the Obligations, either matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. The undersigned will also pay all taxes and other impositions on the Collateral as well as the cost of repairs or maintenance to the Collateral. If the undersigned fails to maintain such insurance or fails to pay any and all amounts for taxes, repairs, maintenance and other costs, Lender may, at its option, but shall not be required to, purchase such insurance or pay any premium owing with respect to such insurance or pay such amounts for taxes, repairs, maintenance and other costs, and any such sum paid by Lender shall be payable by the Borrower on demand by Lender or at its option may be added to the Obligations and secured hereby. The loss, injury or destruction of the Collateral, with or without the fault of Borrower, shall not release the Borrower from any liability hereunder or in any way affect Borrower's liability hereunder.

The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default" hereunder: (i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to Lender or any other creditor or to allow or permit any other liabilities, indebtedness or obligations to Leader or any other creditor to be accelerated;
(iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the "Pledgor") to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations or any guaranty securing the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished, (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or Pledgor or his property, whether actual or threatened; (vii) the dissolution, change in control, change of status to an organization, change of type of organization, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor or Pledgor; (viii) if Borrower, any Pledgor or any Obligor shall change its name, change its principal residence, change its chief executive office, change its status to an organization, change its state of organization, change its type of organization, or change its organizational identification number, as applicable, without giving Secured Party at least thirty (30) days' written notice (ix) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (x) the Lender determining that some event has occurred, failed to occur or is threatened, or some objective condition exists or is threatened, which significantly impairs the prospects that any of the Obligations will be paid when due or which significantly affects the financial or business condition of any Obligor in an adverse manner, or the Collateral or any other property securing the Obligations or any substantial portion thereof is in danger of misuse, misappropriation or confiscation.

Upon the occurrence of an Event of Default (and the expiration of any applicable notice and/or grace periods), to the extent permitted by law, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable and any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Code, including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor any transfer, conveyance or instrument necessary or appropriate in order for the Lender to sell or dispose of any of the Collateral, and the Lender may, so far as the Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed; postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least ten (10) days before such disposition. Lender may (i) comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, (ii) sell the Collateral without giving any warranties as to the Collateral, and (iii) specifically disclaim any warranties of title or the like and in so doing any of the foregoing will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.

The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. All prior agreements to the extent inconsistent with the terms of this Note shall be construed in accordance with the provisions hereof. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender. This agreement shall bind and inure to the benefit of the heirs, legatees, executors, administrators and assigns of Lender and shall bind all persons who become bound as a debtor to this security agreement.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default an a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind the heirs; legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surety or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby severally ( i) waive presentiment for payment, demand, protest, notice of nonpayment or dishonor and of protest and any and all other notices and demands whatsoever; to the fullest extent permitted by applicable law; (ii) consent that at any time, or from time to time, payment of any sum payable under this Note may` be extended without notice whether for a definite or indefinite time; and
(iii) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. The Borrower shall pay to the holder on demand all expenses, including reasonable attorneys' fees and expenses of legal counsel, incurred by the holder in any way arising from or relating to the enforcement or attempted enforcement of the Note and any related guaranty, collateral document or other document and the collection or attempted collection, whether by litigation or otherwise, of the Note. Time is of the essence.

Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be and remain the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of North Carolina, except to the extent that the Code provides for the application of other law with respect to the Collateral.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.


                            Borrower:

                            Prime/Home Impressions, LLC

                            By:      /s/ Robert W. Lackey                 (SEAL)
                               -------------------------------------------------
                                     Robert W. Lackey, Sr.
                            Title: Group A. Manager


                            By:      /s/ Neall W. Humphrey                (SEAL)
                               -------------------------------------------------
                                     Neall W. Humphrey
                            Title: Group B Manager


                            By:      /s/ Robert W. Lackey                 (SEAL)
                               -------------------------------------------------
                            Home/Impressions, Inc, by its Vice President,
                            Robert W. Lackey, Sr.
                            Title:  Group A Member


                            By:      /s/ James R. Ridings                 (SEAL)
                               -------------------------------------------
                            Trade Source International, Inc. by its President, James R. Ridings
                            Title: Group B Member

                                   SCHEDULE 1


This Schedule is referenced on the Note and Security Agreement dated April 17, 2002 in the stated amount of $3,000,000.00 (the "Note") between Prime/Home Impressions, LLC ("Borrower") and Wachovia Bank N.A. ("Lender") and shall be considered a part thereof to the same extent as if written therein.

     The Note shall bear interest from the date hereof at a rate per annum equal to the Monthly LIBOR Index plus two percent (2.00%).

     As used herein, the "Monthly LIBOR Index" shall mean a rate per annum equal to LIBOR (determined in accordance with the paragraph below), adjusted for all applicable Costs (as hereinafter defined). The Monthly LIBOR Index shall be adjusted on the first day of each calendar month and shall be further adjusted on and as of the effective date of changes in the Lender's Costs. As used herein, "Costs" shall mean any charges, fees or costs incurred by the Lender as the result of any changes in the-laws, rules, regulations, or governmental requirements pertaining to LIBOR loans.

     As used herein, "LIBOR" shall mean the rate per annum (rounded upward to the next higher of 1/10,000 of 1%) for deposits of United States dollars with maturities of one month, that. appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace 3750 of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rate for U.
S. Dollar deposits), determined as of 11:00 a.m. London time, two (2) Business Days prior to the first day of each calendar month.

     As used herein, "Business Day" shall mean a day on which dealings in United States dollar deposits are being carried out in the London interbank eurodollar market.

     Notwithstanding any provisions herein to the contrary, if the Lender should at anytime be unable to determine LIBOR, then the Monthly LIBOR Index shall be based on an interest rate selected by the Lender in good faith that approximates one month LIBOR taking into account rates in relevant markets. Such rate shall be in effect until the first day of the next calendar month on which LIBOR is determinable.

GUARANTY AGREEMENT


WHEREAS. the undersigned has requested Wachovia Bank, N.A. (herein called the "Lender") to extend credit or make certain financial accommodations to Prime/Home Impressions. LLC (herein called the "Borrower") or to renew, or extend, in whole or in part, existing indebtedness or financial accommodations of the Borrower to the Lender, and the Lender has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty;

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by the Lender to the Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned hereby unconditionally guarantees to the Lender and its successors, endorsees, transferees and assigns, the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter of (a) all debts, liabilities and obligations whatsoever of the Borrower to the Lender, now existing. or hereafter coming into existence, whether joint or several, whether created directly or acquired by endorsement, assignment or otherwise, whether absolute or contingent, secured or unsecured, due or not due, including but not being limited to notes, checks, drafts, credits, advances, and obligations to reimburse draws against letters of credit;
(b) accrued but unpaid interest on such debts, liabilities and obligations, whether accruing before or after any maturity(ies) thereof, and (c) all expenses, including reasonable attorneys' fees and expenses of legal counsel incurred by Lender if any such debts, liabilities or obligations of the Borrower are collected, or the liability of the undersigned hereunder enforced, by or through any attorney at law (all of (a), (b) and (c) being hereinafter referred to as the "Obligations"). References herein to Borrower shall be deemed to include any successor corporations to Borrower, if Borrower is a corporation, or any reconstituted partnerships of Borrower, if Borrower is a partnership.

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; the Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations of any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the death, termination of existence, bankruptcy, incapacity, lack of authority nor disability of the Borrower or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor, any deposit balance to the credit of the Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and the Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of the Borrower or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, in the event of incompetency, or dissolution of the Borrower, or should the Borrower become insolvent (as defined by the Uniform Commercial Code as in effect for the State of North Carolina, or if a petition in bankruptcy be filed by or against the Borrower, or if a receiver be appointed for any part of the property or assets of the Borrower, or if any final judgment for money damages be entered against the Borrower in a court of competent jurisdiction and remain unsatisfied for a period of thirty
(30) days or more, or if the Lender shall deem itself insecure with respect to the Obligations and whether or not such event occurs at a time when any of such Obligations are otherwise due and payable, the undersigned agrees to pay to the Lender upon demand the full amount which would be payable hereunder by the undersigned if all such Obligations were then due and payable.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to the Borrower; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of the Obligations to the Lender; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness in dealing with any security for the Obligations; (g) any duty or obligation on the part of the Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or action to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation on the Lender to proceed to collect the Obligations from, or to commence an action against, the Borrower, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person, despite any notice or request of the undersigned to do so; (i) to the extent not prohibited by law, the right to assert any of the. benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; (j) all other notices to which the undersigned might otherwise be entitled; (k) demand for payment under this guaranty; or (l) any rights of the undersigned pursuant to North Carolina General Statutes Section 26-7 or any similar or subsequent law.

This is a guaranty of payment and not of collection. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to the Lender, its successors, endorsees or assigns. The Lender may accept any payment(s), plan for adjustment of debts, plan for reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event that any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors. The undersigned agrees to furnish promptly to the Lender annual financial statements and such other current financial information as the Lender may reasonably request from time to time.

The undersigned expressly represents and acknowledges that loans and other financial accommodations by the Lender to the Borrower are and will be to the direct interest and advantage of the undersigned.

The Lender may, without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise of any other right or remedy.

For the purpose of this guaranty, the Obligations shall include all debts, liabilities and obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, if the Borrower is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Obligations purporting to be made in behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officer or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether or not correctly and legally chartered and organized.

To the extent not prohibited by law, the undersigned hereby grants to the Lender a security interest in and security title to and hereby assigns, pledges, transfers and conveys to Lender (i) all property of the undersigned of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements therefor and (ii) any balance or deposit accounts of the undersigned, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the undersigned with the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, except for other indebtedness, obligations and liabilities owing to Lender that constitute
(a) consumer credit as defined in Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured.

Any amount received by the Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as the Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of the Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term "undersigned," shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other and with the Borrower, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parole or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

This guaranty shall be deemed accepted by Lender in the State of North Carolina. The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Lender in the State of North Carolina and shall be governed by the laws of the State of North Carolina. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

The undersigned (a) submits to personal jurisdiction in the State of North Carolina, the courts thereof and any United States District Court sitting therein, for the enforcement of this guaranty, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina, for the purpose of litigation to enforce this guaranty, and (c) agrees that service of process may be made upon the undersigned by first class postage prepaid mail, addressed to the undersigned at the latest address of the undersigned known to the Lender (or at such other address as the undersigned may specify for the purpose by notice to the Lender). Nothing herein contained, however, shall prevent the Lender from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

Guarantor acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Guarantor does hereby agree that any document so reproduced shall be and remain the binding obligation of Guarantor, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This guaranty shall remain in full force and effect as to each of the undersigned unless and until terminated as to one or more of the undersigned by notice to that effect actually received by the Lender, by registered mail, addressed to Lender at 100 North Main Street, Winston-Salem, North Carolina 27101, but no such notice shall affect or impair the liabilities hereunder of such of the undersigned who gives or on whose behalf is given any such notice for the Obligations existing at the date of receipt by the Lender of such notice, any renewals, modifications, or extensions thereof (whether made before or after such notice is received), any interest thereon, or any costs or expenses, including without limitation, attorneys' fees incurred in the collection thereof or any future advances made by Lender to Borrower as required or permitted pursuant to the terms of the instruments, documents or agreements evidencing or providing for the Obligations. Any such notice of termination by or on behalf of any of the undersigned shall affect only that person and shall not affect or impair the liabilities and obligations hereunder of any other person.

The undersigned hereby expressly waives, for Lender's benefit and the benefit of the Borrower and any other guarantor, maker or endorser of the Obligations, any and all claims or actions against the Borrower, any other guarantor, maker or endorser of the Obligations and any and all rights of recourse against any property or assets of the Borrower, any other guarantor, maker or endorser of the Obligations (including without limitation any security for the Obligations) arising out of or related to any payment made by the undersigned under this guaranty, including, without limitation, any claim of the undersigned for subrogation, reimbursement, exoneration, contribution or indemnity that the undersigned may have against the Borrower, any other guarantor, maker or endorser of the Obligations and any benefit of, and any other right to participate in, any security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender. The waiver contained in this paragraph shall continue and survive after the termination of this guaranty and the payment of the Obligations

The terms and provisions of any addendum attached hereto are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this guaranty under seal this 2nd day of March, 2001.


                                             Craftmade International, Inc.



                                                 /s/ James R. Ridings     (SEAL)
                                             -----------------------------------
                                             By:    James R. Ridings
                                             Title: President